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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 1999


                          EAGLE HARDWARE & GARDEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    WASHINGTON                       0-19830                  91-1465348
(STATE OF INCORPORATION)           (COMMISSION               (IRS EMPLOYER
                                   FILE NUMBER)             IDENTIFICATION NO.)


                                981 POWELL AVENUE
                            RENTON, WASHINGTON 98055
                                 (425) 227-5740
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



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ITEM 5.  OTHER EVENTS.

         On February 25, 1999, Eagle Hardware & Garden issued a press release announcing fourth quarter and fiscal 1998 financial results. A copy of the press release is attached as an exhibit to this filing.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         99.1 Press release dated February 25, 1999 announcing fourth quarter and fiscal 1998 financial results.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EAGLE HARDWARE & GARDEN, INC.

Date: March 3, 1999

                                    By: /s/ RICHARD T. TAKATA
                                        -------------------------------------
                                        Richard T. Takata
                                        President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
99.1 Press release dated February 25, 1999 announcing fourth quarter and fiscal 1998 financial results.